                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        November 20, 2001
                                                --------------------------------


                     Philadelphia Consolidated Holding Corp.
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               (Exact Name of Registrant as Specified in Charter)


      Pennsylvania                   0-22280                     23-2202671
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


One Bala Plaza, Suite 100, Bala Cynwyd, Pennsylvania               19477
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code        (610) 617-7900
                                                  ------------------------------


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      (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

      On November 20, 2001, Philadelphia Consolidated Holding Corp. (the "Company") and James J. Maguire, the Company's Chief Executive Officer and Chairman of the Board of Directors, entered into a Purchase Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC, as representatives of the several underwriters named therein. The Purchase Agreement provides for the issue and sale by the Company, and the purchase by the underwriters, of an aggregate of 3,000,000 shares of the Company's common stock, plus up to an additional 600,000 shares subject to the underwriters' overallotment option, and for the sale by James J. Maguire, and the purchase by the underwriters, of an aggregate of 1,000,000 shares of the Company's common stock, all under a Registration Statement on Form S-3 (Registration No. 33-72722).

      The Purchase Agreement and a press release relating thereto are attached hereto as Exhibits 1.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

      1.1 Purchase Agreement by and among Philadelphia Consolidated Holding Corp., James J. Maguire and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC.

      99.1  Press Release dated November 21, 2001.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Philadelphia Consolidated Holding Corp.
                                    (Registrant)


Date: November 26, 2001
                                    By: /s/ Craig P. Keller
                                        ----------------------------------------
                                        Craig P. Keller
                                        Senior Vice President, Secretary,
                                        Treasure and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit               Description                                                 Method of Filing
1.1                   Purchase Agreement by and among
                      Philadelphia Consolidated Holding Corp.,
                      James J. Maguire and Merrill Lynch & Co.,
                      Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated and Banc of America Securities LLC.            Filed Electronically Herewith

99.1                  Press Release, dated November 21, 2001                      Filed Electronically Herewith


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